TD    Bank Europe Limited

                                 Triton Court,
                                 14/18 Finsbury Square,
                                 London, EC2A 1DB
                                 T:  44(020) 7920 0272   F:  44(020) 7638 1042
                                 Telex  886142

To:      UPC Distribution Holding B.V. ("UPCD")

From:    TD Bank Europe Limited
         (acting with the approval of the Majority Lenders) as Facility Agent

                                                                  4 April, 2003

Dear Sirs,

Senior secured credit facility dated 26 October, 2000 made between, inter alia, UPCD, TD Bank Europe Limited and Toronto Dominion (Texas), Inc. as Facility Agents and the banks and financial institutions listed therein (the "Facility Agreement").

We refer to the Facility Agreement and the letter between, inter alia, TD Bank Europe Limited as Facility Agent and UPCD dated 1st March, 2002 (the "Original Waiver Letter") under which the Lenders agreed to waive temporarily certain of their rights under the Finance Documents. We also refer to (a) the waiver extension letters (the "Waiver Extension Letters") between the same parties dated 31st May, 2002, 17th June, 2002, 1st July, 2002, 15th July, 2002, 29th
July, 2002, 12th September, 2002 and 23rd September, 2002 under which the Lenders agreed to extend the period for which they had agreed to waive temporarily certain of their rights under the Finance Documents and (b) the modified waiver letter (the "Modified Waiver Letter") between the same parties dated 30th September, 2002 under which the Lenders agreed to extend further the period for which they had agreed to waiver temporarily certain of their rights under the Finance Documents, made certain amendments to the Facility Agreement and agreed to waive temporarily certain other rights under the Finance Documents (the Original Waiver Letter, as amended and supplemented by the Waiver Extension Letters and the Modified Waiver Letter, together constitute the "Waiver Letters").

In this letter, "Temporary Waiver" means the temporary waivers granted under the Waiver Letters. We note that the Temporary Waiver is due to expire on 31st March, 2003.

Terms defined in the Facility Agreement or the Waiver Letters shall have the same meaning when used in this letter, save where expressly defined otherwise.

1.   Extension of Temporary Waiver of Certain Rights

UPCD has requested the Lenders to extend the Temporary Waiver for a further period.

We confirm that the Majority Lenders agree, with effect from the Waiver Effective Date (as defined in paragraph 5 below) and, subject to the terms and conditions outlined below, to extend the Temporary Waiver until 30th September, 2003. We further confirm that the reason the Majority Lenders have agreed to this extension is to give UPCD and its parent companies sufficient time to finalise any appeal or cassation procedure that may be brought in relation to the decision of the Amsterdam court of 13th March, 2003 ratifying the akkoord (as accepted in the creditors' meeting of 28th February, 2003).

2.   Amendments to the Waiver Letters

With effect from the Waiver Effective Date:

(a) the definition of "Relevant Period" in the Original Waiver Letter (as amended by the Waiver Extension Letters and the Modified Waiver Letter) shall be amended by:

     (i) replacing "31st March, 2003" in paragraph (a) with "30th September, 2003"; and

     (ii) deleting "or" at the end of paragraph (e), deleting "." at the end of paragraph (f) and inserting:

     ";   or

          (g) in the event an appeal or cassation procedure is brought before the Dutch Court of Appeal or the Dutch Supreme Court in relation to the decision of the Amsterdam court of 13th March, 2003 ratifying the akkoord as accepted at the creditor's meeting of 28th February, 2003 (the "UPC Akkoord"), the date falling 11 Business Days after a judgement (by either a Dutch Court, a Dutch Court of Appeal or the Dutch Supreme Court) in relation to such appeal or cassation procedure is rendered and has become final and conclusive (in kracht van gewijsde), by which the UPC Akkoord becomes effective and final."

(b) The definition of "Termination Event" in paragraph 3 of the Modified Waiver Letter shall be amended by:

     (i)  deleting "and" at the end of paragraph (i);

     (ii) deleting "." at the end of paragraph (j) and inserting:

     ";   and

     (k) at any time prior to the end of the Relevant Period, a Dutch Court or a Dutch Court of Appeal or the Dutch Supreme Court renders a judgement that has become final and conclusive (in kracht van gewijsde) that annuls or otherwise reverses or overturns the decision of the Amsterdam court of 13th March, 2003 whereby the UPC Akkoord was ratified or that otherwise has the effect that the UPC Akkoord is no longer effective or will not or cannot be implemented (including without limitation any decision that withdraws or cancels the moratorium process)."

(c)  paragraph 8.1 of the Modified Waiver Letter shall be amended by:

     (i) deleting "on or before the date falling two Business Days after the Completion of the Restructuring" and replacing it with "following 31st March, 2003 and by no later than 9th April, 2003"; and

     (ii) deleting "paragraph 5" and replacing it with "paragraph 6";

(d) paragraph 1 of Schedule 5 of the Modified Waiver Letter shall be amended by deleting "paragraph 6.1" and replacing it with "paragraph 8.1 of this letter (as amended from time to time)";

(e) paragraph 6(d) of Schedule 5 of the Modified Waiver Letter shall be amended by inserting "(other than in relation to bonus payments referred to in paragraph (a) above)" after "UPC employee bonus scheme";

(f) the final paragraph of paragraph 6 of Schedule 5 of the Modified Waiver Letter shall be amended by deleting "6.1" and replacing it with "8.1";

(g) the Original Waiver Letter (as amended by the Waiver Extension Letters and the Modified Waiver Letter) shall be amended by adding to paragraph 1 the definition of "Termination Event" as it appears in paragraph 3 of the Modified Waiver Letter (as amended under (b) above);

(h) paragraph 2(d)(ii) of the Original Waiver Letter shall be deleted and replaced with:

     "(ii)Advances (not being  Rollover  Advances) may be drawn under Facility A for the purpose  (in the case of  Advances  being made under (A) below only) of being applied in the ordinary course of the Business of the Borrower Group as carried on in accordance with the Facility Agreement (including payment of interest and commitment fees payable under the Facility Agreement), provided that (until Completion of the Restructuring):

          (A) until the date on which both UPCD's audited consolidated financial statements for the financial year ended 31st December, 2002 and UPCD's unaudited consolidated financial sttatments for the financial quarter ended 31st March, 2003 have been received by the Facility Agent, such amounts shall not exceed
               (euro)100,000,000 in aggregate for all such Advances (the "Available Amount")"; and

          (B) no decision has been made by a Dutch Court or a Dutch Court of Appeal or the Dutch Supreme Court (I) that annuls or otherwise reverses or overturns the decision of the Amsterdam court of 13th March, 2003 whereby the UPC Akkoord was ratified or (II) whereby the matter is referred back to a Dutch court or a Dutch Court of Appeal (including without limitation no decision being made by any such court to withdraw or cancel the moratorium process), except that in each case, if all or part of the (euro)125,000,000 provided by UPC Holdings to UPCD in accordance with paragraph 8.1 of the supplemental waiver letter dated 27th September, 2002 (and signed by UPCD on 30th September, 2002) is used in repayment or prepayment of all or part of Facility A, Advances, in aggregate not exceeding the amount of such repayments and prepayments may be drawn under Facility A in addition to the amount set out in sub-paragraph (ii)(A) above and notwithstanding any decision described in sub-paragraph (ii)(B) above; and

(i) paragraph 2(d)(iii) of the Original Waiver Letter shall be deleted and replaced with "[Deliberately left blank]".

3.   Amendments to the Facility Agreement

     With effect from the Waiver Effective Date:

(a) Clause 7.6(d) of the Facility Agreement shall be amended by deleting the first paragraph and replacing it with:

     "If valid and enforceable security agreements (in form and substance satisfactory to the Facility Agent) have been entered into between, inter alia, KTA and the Security Agent granting security over KTA's cable network assets in favour of the Security Agent (the "KTA Security Agreements") on the occurrence of a KTA Default (as defined in the KTA Security Agreements), UPC Distribution shall:";

(b) Clause 18.1 of the Facility Agreement shall be amended by adding "and Clause 18.23 (KTA Network Agreement Enforcement)" between "(inclusive)" and "is an Event of Default"; and

(c)  the  following  shall  be  added  as a new  clause  18.23  of the  Facility
     Agreement:

     "18.23 KTA Network Agreement Enforcement

     Valid and enforceable KTA Security Agreements (as defined in Clause 7.6(d)) have not been entered into and:

     (a) KTA becomes obliged to pay the penalty to the Municipality of Amsterdam on the basis of section 19 of the network agreement between KTA and the Municipality of Amsterdam dated 6th July, 1995 and as amended on 22nd June, 1999 (the "Network Agreement"); or

     (b) the Municipality of Amsterdam, as mortgagee or pledgee, has factually taken steps to enforce, by way of execution, its pledge or mortgage under the Network Agreement, other than on the basis of the situation described under (a), except where such enforcement is being contested in good faith or is removed or discharged within 45 days."

4.   Additional covenants

4.1 UPCD shall procure that, on or before 9th April, 2003 each of the documents listed in the schedule to this letter is entered into in form and substance satisfactory to the Facility Agent (acting reasonably) and shall provide the Facility Agent with evidence of due execution of such documents.

4.2 Notwithstanding the provisions of paragraph 6 of schedule 5 to the Modified Waiver Letter, the transfer of Head Office Costs described in paragraph 1 of schedule 5 to the Modified Waiver Letter may include, in addition to the fees and expenses of the Lenders and their advisers, the fees and expenses (including any VAT if applicable) of any other advisers in relation to the Restructuring provided that:

     (a)  the cash amount to be transferred to UPCD in accordance with paragraph
          8.1 of the Modified Waiver Letter shall be increased by the amount (the Relevant Amount) of all such fees and expenses which are transferred into the Borrower Group; and

     (b) if at any time the amount of such fees and expenses referred to above exceeds the Relevant Amount, UPCD will immediately demand payment of the amount of such excess from [UPC] and shall procure that such amount is transferred to it in accordance with paragraph 8.1 of the Modified Waiver Letter within five Business Days of the date of such demand.

4.3 Notwithstanding the provisions of paragraph 7 of schedule 5 of the Modified Waiver Letter, the leases of the properties at Boeing Avenue "D1", Schiphol-Rijk and at Boeing Avenue "D2", Schiphol-Rijk (which are currently being occupied by the Borrower Group) and any other properties listed in paragraph 7 of schedule 5 of the Modified Waiver Letter provided and only to the extent that such properties are occupied by the Borrower Group may be transferred to the Borrower Group as part of the transfer of Head Office Costs referred to in paragraph 1 of schedule 5 of the Modified Waiver Letter.

5.   Waiver Effective Date

     This letter shall take effect on the date (the "Waiver Effective Date") on which the Facility Agent notifies UPCD and the Lenders that it has received, in form and substance satisfactory to it (acting reasonably) evidence of the due authorisation and execution of this letter by UPCD on behalf of itself and all other Obligors.

6.   Miscellaneous

6.1 This letter, and the Waiver Letters (as amended by this letter) shall (expect where expressly stated otherwise) survive the termination or expiry of the Relevant Period and/or the Completion of the Restructuring.

6.2 Save as expressly amended by this letter, the terms and conditions of the Waiver Letters and the Facility Agreement remain in full force and effect and UPCD shall be obliged to comply with all the provisions of the Waiver Letters and the Facility Agreement.

6.3 The terms and conditions of this letter (including without limitation the covenants in paragraph 4 of this letter) and the Waiver Letters shall (except where expressly stated otherwise) continue in full force and effect notwithstanding the termination or expiry of the Relevant Period and/or the Completion of the Restructuring.

6.4 References in this letter to the Waiver Letters or Facility Agreement mean each of the Waiver Letters as amended from time to time, including as amended by this letter and the Facility Agreement as amended from time to time, including as amended by the Waiver Letters and this Letter.

6.5 UPCD enters into this letter on its own behalf and on behalf of each Obligor pursuant to the authority under Clause 2.6 of the Facility Agreement.

6.6  UPCD hereby makes the representations and warranties in Clauses 15.2, 15.3,
     15.4 and 15.5 of the Facility Agreement (on the basis that for this purpose references in those Clauses to the Facility Agreement or the Finance Documents shall be construed as references to the Waiver Letters and this letter).

6.7 Save as expressly provided for in this letter, this letter is not a waiver or amendment of any term of any of the Waiver Letters or any of the other Finance Documents and the Waiver Letters and the other Finance Documents (as amended by the Waiver Letters and this letter) remain in full force and effect.

6.8 This letter is designated a Finance Document and may be signed in any number of counterparts.

6.9  This letter is governed by English law.

Please confirm your acceptance of the terms of this letter, by countersigning it and returning it to Rory McCarthy at TD Bank Europe Limited (fax number: +44 20 7638 0006).

Yours faithfully,



/s/ RORY MCCARTHY
---------------------
for and on behalf of
TD Bank Europe Limited
in its capacity as Facility Agent (acting with the approval of the Majority Lenders)

We agree to the above terms and conditions:



For and on behalf of
UPC Distribution Holding B.V.

  /s/ ANTON TUIJTEN
-------------------


We hereby confirm our acknowledgement and agreement to the above terms and conditions and consent to the entry into by UPC Distribution Holding B.V. of this letter. We hereby confirm that each of the Facility Agreement and the other Finance Documents (as amended from time to time including pursuant to the Waiver Letters and the above terms and conditions) and our obligations thereunder remain in full force and effect.



For and on behalf of
UPC Distribution Holding B.V. as Guarantor and Obligors' agent for each of the other Obligors.

   /s/ ANTON TUIJTEN
--------------------

We agree to the above terms and conditions:



For and on behalf of
UPC Distribution Holding B.V.

   /s/ CHARLES BRACKEN
----------------------
Charles Bracken
Chief Financial Officer



We hereby confirm our acknowledgement and agreement to the above terms and conditions and consent to the entry into by UPC Distribution Holding B.V. of this letter. We hereby confirm that each of the Facility Agreement and the other Finance Documents (as amended from time to time including pursuant to the Waiver Letters and the above terms and conditions) and our obligations thereunder remain in full force and effect.



For and on behalf of
UPC Distribution Holding B.V. as Guarantor and Obligors' agent for each of the other Obligors.

   /s/ CHARLES BRACKEN
----------------------
Charles Bracken
Chief Financial Officer

                                    Schedule

1. Side letter between Telekabel Wien GmbH, Cable Networks Austria Holdings B.V. ("CNAH") and UPC Distribution Holding B.V. in relation to the transfer of certain CTO assets from CNAH to Telekabel Wien GmbH pursuant to the CTO Agreement.

2. Side letter between TD Bank Europe Limited (acting as Facility Agent) and UPC Distribution Holding B.V. relating to (a) the enforcement of pledges and licenses entered into under paragraphs 8.2, 8.6(a) and 8.6(b) of the Modified Waiver Letter; and (b) the repeating covenant from UPCD confirming that all distributions etc are in relation to transactions carried out on bona fide arms length terms.

3. Written resolutions authorising entry into, by UPC Distribution Holding BV, UPC Distribution Services BV, Stipdon Investments BV, Scandinavia Holding BV, UPC Sverige AB, Telekabel Hungary N.V., UPC Direct Programming II B.V. and United Pan-Europe Communications Norge AS (as appropriate) of:

     o Deed of Pledge of Registered shares between UPC Distribution Holding B.V., as Pledgor, the Security Agent as Pledgee and UPC Distribution Services B.V.

     o Deed of Pledge of Receivables between UPCD Distribution Holding BV as Pledgor and the Security Agent as Pledgee

     o Obligor Framework Agreement with UPC Distribution Holding BV as Lender and UPC Distribution Services BV as Borrower

     o Deed of Pledge of Receivables between Stipdon Investments BV as Pledgor and the Security Agent as Pledgee

     o Deed of Pledge of Receivables between UPC Scandinavia Holding BV as Pledgor and the Security Agent as Pledgee

     o Deed of Pledge of Receivables between UPC Distribution Holding BV as Pledgor and the Security Agent as Pledgee

     o Obligor Framework Agreement with UPC Scandinavia Holding B.V. as Lender and UPC Sverige AB as Borrower

     o Obligor Framework Agreement with Stipdon Investments B.V. as Lender and Telekabel Hungary N.V. as Borrower

     o Obligor Framework Agreement with UPC Distribution Holding B.V. as Lender and UPC Direct Programming II B.V. as Borrower

     o Obligor Framework Agreement with UPC Scandinavia Holding B.V. as Lender and United Pan-Europe Communications Norge AS as Borrower